Summary Prospectus		July 29, 2025
Brandes Emerging Markets Value Fund
Class/Ticker	Class I	BEMIX	Class A	BEMAX	Class C	BEMCX	Class R6	BEMRX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Reports to Shareholders, Statement of Additional Information and other information about the Fund online at https://www.brandes.com/funds/resources. You may also obtain this information at no cost by calling 1-800-395-3807 or by e-mail at info@brandes.com. The Fund’s Prospectus and Statement of Additional Information, both dated July 29, 2025, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Brandes Emerging Markets Value Fund (the “Emerging Markets Value Fund” or “Fund”) seeks long term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Emerging Markets Value Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $25,000 in the Brandes International Equity Fund, Brandes Global Equity Fund, Brandes Emerging Markets Value Fund, Brandes International Small Cap Equity Fund, Brandes Small Cap Value Fund, and Brandes Core Plus Fixed Income Fund (the “Brandes Funds”). More information about these and other discounts is available from your financial professional and in the section titled, “Shareholder Information” on page 53 of the Prospectus and “Additional Purchase and Redemption Information” on page 65 of the Fund’s Statement of Additional Information.

Shareholder Fees (Fees paid directly from your investment)

	Class A	Class C	Class I	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load)	None*	1.00%**	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I	Class R6
Management Fees	0.95%	0.95%	0.95%	0.95%
Distribution (12b-1) Fees	0.25%	0.75%	None	None
Other Expenses
Shareholder Servicing Fees	None	0.19%	None	None
Other Expenses(1)	0.12%	0.18%	0.16%	0.15%
Total Other Expenses	0.12%	0.37%	0.16%	0.15%
Total Annual Fund Operating Expenses	1.32%	2.07%	1.11%	1.10%
Less: Fee Waiver and/or Expense Reimbursement	0.00%	0.00%	0.00%	(0.13%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	1.32%	2.07%	1.11%	0.97%

*

A contingent deferred sales charge (“CDSC”) of 1.00% on amounts of less than $4 million, 0.50% on amounts of at least $4 million but less than $10 million and 0.25% on amounts of at least $10 million may apply to certain investments in Class A shares of $1 million or more that are redeemed within 12 months of the date of purchase.

**

A charge of 1.00% will be imposed on Class C shares redeemed within one year of purchase by any investor. For additional information, please see the “Terms of the Conversion Feature” section of the Fund’s statutory prospectus.

(1)	“Other Expenses” for Class I shares includes 0.05% of class-specific sub-transfer agency fees.

(2)

Brandes Investment Partners, L.P. (the “Adviser”) has contractually agreed to limit the Emerging Markets Value Fund’s Class A, Class C, Class I and Class R6 annual operating expenses (exclusive of acquired fund feeds and expenses, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation), including repayment of previous waivers, to 1.37% for Class A, 2.12% for Class C, 1.12% for Class I and 0.97% for Class R6, as percentages of the respective Fund classes’ average daily net assets through July 29, 2026 (the “Expense Caps”). The Expense Caps may be terminated at any time by the Board of Trustees upon 60 days’ written notice to the Adviser. The Adviser is permitted, with

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Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior 36 months following the waiver or reimbursement with respect to any Class of the Fund. The Adviser may request reimbursement if the aggregate amount paid by the Fund toward operating expenses for the Class for such period (taking into account any reimbursement) does not exceed the lesser of the Expense Cap in effect at the time of waiver or at the time of reimbursement.

Example

This example is intended to help you compare the costs of investing in the Emerging Markets Value Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the Expense Caps described above through the expiration date of the Expense Caps and total annual fund operating expenses thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$702	$969	$1,257	$2,074
Class C	$310	$649	$1,114	$2,208	(1)
Class I	$113	$353	$612	$1,352
Class R6	$99	$337	$594	$1,329

You would pay the following expenses if you did not redeem your Class C shares:

	1 Year	3 Years	5 Years	10 Years
Class C	$210	$649	$1,114	$2,208	(1)

(1)

Class C shares automatically convert to Class A shares if held for 8 years. The Class C shares’ 10-year cost examples assume that the Class C shares automatically convert to Class A shares on the first day of the ninth year. For additional information, please see the “Terms of the Conversion Feature” section of the Prospectus

Portfolio Turnover

The Emerging Markets Value Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During its most recent fiscal period (October 1, 2024 through March 31, 2025), the Fund’s portfolio turnover rate was 21.13% of the average value of its portfolio.

Principal Investment Strategies

The Emerging Markets Value Fund invests primarily in equity securities of companies located or active mainly in emerging markets (including frontier markets). The Fund typically invests in companies that have market capitalizations (market value of publicly traded equity securities) greater than $3 billion at the time of purchase. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) measured at the time of purchase in equity securities of companies located or active mainly in emerging markets. The Adviser defines a company as “active mainly in emerging markets” if the company has greater than 80% of revenues, profits, or assets derived from, or business activity (including investments made and services performed) in, emerging market countries. Equity securities include common and preferred stocks, real estate investment trusts (“REITs”), warrants and rights. The Fund will generally limit its investments in any one issuer to no more than 5% of the Fund’s total assets, measured at the time of purchase, but may, from time to time, invest more than 5% of the Fund’s total assets in one or more issuers. From time to time, the Fund may invest more than 20% of its assets in any market sector, such as the financial sector or information technology sector.

Emerging markets include some or all of the countries located in each of the following regions: Asia, Europe, Central and South America, Africa and the Middle East. The Adviser considers an emerging market country to be any country which is in the MSCI EM Index and the MSCI Frontier Markets Index or that, in the opinion of the Adviser, is generally considered to be an emerging market country by the international financial community. With respect to Fund investments in any particular country, the Fund may invest up to the greater of either (a) 20% of its total assets measured at the time of purchase or (b) 150% of the weighting of such country as represented in the MSCI EM Index, measured at the time of purchase. As a result, the Fund may have significant exposure to any particular country.

The Fund may invest in and have direct access to China A shares listed on the Shanghai Stock Exchange (“SSE”) via the Shanghai-Hong Kong Stock Connect and Shenzhen Hong Kong Stock Connect Schemes. The Fund may indirectly gain access to China A Shares by purchasing equity-related instruments, participation notes and participatory certificates.

The Emerging Markets Value Fund may invest from time to time in cash or short-term cash equivalent securities either as part of its overall investment strategy or for temporary defensive purposes in response to adverse market, economic, political or other conditions. The amount of such holdings will vary and will depend on the Adviser’s assessment of the quantity and quality of investment opportunities that exist at any given time, and may at times be relatively high.

The Adviser uses the principles of value investing to analyze and select equity securities for the Emerging Markets Value Fund’s investment portfolio. When buying equity securities, the Adviser assesses the estimated “intrinsic” value of a company based on data such as a company’s earnings, cash flow generation, and/or asset value of the underlying business. By choosing securities that are selling at a discount to the Adviser’s estimates of the underlying company’s intrinsic value, the Adviser seeks to establish an opportunity for long-term capital appreciation. The Adviser may sell a security when its price reaches the Adviser’s estimate of the underlying company’s intrinsic value, the Adviser believes that other investments are more attractive, or for other reasons.

Principal Investment Risks

Because the values of the Emerging Markets Value Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on

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your investment in the Fund, or the Fund could underperform other investments. The principal risks of investing in the Fund (in alphabetical order after the first six risks) are:

Equity Securities Risk. Equity securities may fluctuate in value, sometimes rapidly and unpredictably, more than other asset classes, such as fixed income securities, and may fluctuate in price based on actual or perceived changes in a company’s financial condition and overall market and economic conditions and perceptions. If the market prices of the fund’s investments fall, the value of your investment in the fund will go down.

Emerging Markets Risk. Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have more volatile interest and currency exchange rates, less market regulation, and less developed and less stable economic, political and legal systems than those of more developed countries. There may be less publicly available and reliable information about issuers in emerging markets than is available about issuers in more developed markets. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems. Some emerging markets may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. Certain emerging markets are sometimes referred to as “frontier markets.” Frontier markets, the least advanced capital markets in the developing world, are subject to heightened emerging markets risks.

The Fund may invest in Chinese companies through a structure known as a variable interest entity (“VIE”), which is designed to provide foreign investors, such as the Fund, with exposure to Chinese companies in sectors in which foreign investment is not permitted. VIE structures provide exposure to Chinese companies through contractual arrangements instead of equity ownership, and therefore VIE structures are subject to risks associated with breach of contractual arrangements, including the difficulty of enforcing any judgments outside the United States, and do not offer the same level of investor protection as direct ownership. An investment in a VIE structure also subjects the Fund to the risks associated with the underlying China-based operating company.

Foreign Securities Risk. Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, wars, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Changes in currency rates and exchange control regulations, and the imposition of sanctions, confiscations, trade restrictions, and other government restrictions by the United States and/or other governments may adversely affect the value of the Emerging Markets Value Fund’s investments in foreign securities.

Value Securities Risk. The Emerging Markets Value Fund invests in value securities, which are securities the Adviser believes are undervalued for various reasons, including but not limited to as a result of adverse business, industry or other developments, or are subject to special risks, or limited market understanding of the issuer’s business, that have caused the securities to be out of favor. The value style of investing utilized by the Adviser may cause the Fund’s performance to deviate from the performance of broad market benchmarks and other managers for substantial periods of time. It may take longer than expected for the prices of value securities to increase to the anticipated value, or they may never increase to that value or may decline. There have been extended periods of time when value securities have not performed as well as growth securities or the stock market in general and have been out of favor with investors.

Issuer Risk. The market price of a security can go up or down more than the market, or perform differently from the market, due to factors specifically relating to the security’s issuer, such as disappointing earnings reports, reduced demand for the issuer’s goods or services, poor management performance, major litigation relating to the issuer, changes in government regulation affecting the issuer or the competitive environment. The Fund may experience a substantial or complete loss on any investment. An individual security may also be affected by factors related to the industry or sector of the issuer.

Focused Investing Risk. The Fund may, from time to time, invest a substantial portion of the total value of its assets in securities of issuers located in a particular industry, sector, country or geographic region and may, from time to time, concentrate its investment in a particular issuer or issuers. During such periods, the Fund may be more susceptible to risks associated with that industry, sector, country or region.

Active Management Risk. The Adviser is an active manager, and the Fund’s investments may differ from the benchmark. The value of your investment may go down if the Adviser’s judgment about the attractiveness or value of, or market trends affecting, a particular security, industry, sector or region, or about market movements, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools or data used by the Adviser.

Currency Risk. Because the Emerging Markets Value Fund invests in securities denominated in foreign currencies, the U.S. dollar values of its investments fluctuate as a result of changes in foreign exchange rates. Such changes will also affect the Fund’s income.

Financial Sector Risk. Companies in the financial sector are subject to governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. Governmental regulation may change frequently, and may have adverse consequences for companies in the financial sector, including effects not intended by such regulation. The impact of recent or future regulation in various countries on any individual financial company or on the sector, as a whole, is not known.

Information Technology Sector Risk. Information technology companies face intense competition and potentially rapid product obsolescence. Such companies are also heavily dependent on intellectual property rights and may be adversely

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impacted by the loss or impairment of those rights. They are also facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action. Companies in the software industry may be adversely affected by, among other things, the decline or fluctuation of subscription renewal rates for their products and services and actual or perceived vulnerabilities in their products or services.

Liquidity Risk. Liquidity risk exists when particular investments are or become difficult or impossible to purchase or sell. Markets may become illiquid when, for example, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. Securities of small-cap and mid-cap companies may be thinly traded. As a general matter, dealers recently have been less willing to make markets for fixed income securities. During times of market turmoil, there have been, and may be, no buyers for entire asset classes. The Emerging Markets Value Fund’s investments in illiquid securities may reduce the return of the Fund because it may be unable to sell such illiquid securities at an advantageous time or price. Illiquid securities may also be difficult to value.

Large Transactions Risk. To the extent a large proportion of the shares of the Fund are highly concentrated or held by a small number of shareholders (or a single shareholder), including funds or accounts over which the Adviser has investment discretion, the Fund is subject to the risk that these shareholders will purchase or redeem Fund shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the Adviser. In addition, a large number of shareholders collectively may purchase or redeem Fund shares in large amounts rapidly or unexpectedly (collectively, such transactions are referred to as “large shareholder transactions”). Large shareholder transactions could adversely affect the ability of the Fund to conduct its investment program. For example, they could require the Fund to sell portfolio securities or purchase portfolio securities unexpectedly and incur substantial transaction costs and/or accelerate the realization of taxable income and/or gains to shareholders. The effects of taxable income and/or gains resulting from large shareholder transactions would particularly impact non-redeeming shareholders who do not hold their Fund shares in an IRA, 401(k) plan or other tax-advantaged plan. To the extent that such transactions result in short-term capital gains, such gains will generally be taxed at the ordinary income tax rate for shareholders who hold Fund shares in a taxable account. In addition, the Fund may be required to sell its more liquid portfolio investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. The Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns. A number of circumstances may cause the Fund to experience large redemptions, such as changes in the eligibility criteria for the Fund or share class of the Fund; liquidations, reorganizations, repositionings, or other announced Fund events; or changes in investment objectives, strategies, policies, risks, or investment personnel.

Market Risk. The value of the Fund’s investments may increase or decrease in response to expected real or perceived economic, political, geopolitical or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation or deflation, changes in interest rates, lack of liquidity in the bond or equity markets or volatility in the equity markets. Market disruptions may be caused by local or regional events such as financial institution failures, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment or other political, geopolitical, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to risks described elsewhere in this Prospectus will likely increase.

Mid and Small-Capitalization Company Risk. Securities of mid-capitalization and small-capitalization companies may have comparatively greater price volatility and less liquidity than the securities of companies that have larger market capitalizations and/or that are traded on major stock exchanges. These securities may also be more difficult to value.

Real Estate Investment Trusts Risk. The value of real estate investment trusts and similar REIT-like entities (“REITs”) may be affected by the condition of the economy as a whole and changes in the value of the underlying real estate, the creditworthiness of the issuer of the investments, property taxes, interest rates, liquidity of the credit markets and the real estate regulatory environment. REITs that concentrate their holdings in specific businesses, such as apartments, offices or retail space, will be affected by conditions affecting those businesses.

Redemption Risk. The Fund may experience significant redemptions that could cause the Fund to liquidate its assets at inopportune times or unfavorable prices, or increase or accelerate taxable gains or transaction costs, and may negatively affect the Fund’s net asset value (“NAV”), performance, or ability to satisfy redemptions in a timely manner, which could cause the value of your investment to decline. See “Large Transactions Risk” above for more information.

Stock Connect Investing Risk. China “A Shares” are equity securities of issuers incorporated in mainland China that are denominated and currently traded in Renminbi (“RMB”) on the Shanghai or Shenzhen Stock Exchanges. Subject to minor exceptions, under current regulations in China, foreign investors, such as the Fund, can invest in A Shares only (i) through certain institutional investors that have obtained a license and quota from the Chinese regulators or (ii) through the Hong Kong-Shanghai Stock Connect or Shenzhen-Hong Kong Stock Connect programs. The Fund may invest in A Shares listed and traded on the SSE or Shenzhen Stock Exchange (“SZSE”) through the Stock Connect program, or on such other stock exchanges in China which participate in the Stock Connect program from time to time. The Fund’s investments in Stock Connect A Shares are generally subject to Chinese securities regulations and listing rules, among other restrictions that may affect the Fund’s investments and returns, including daily limits on net purchases and transfer restrictions. In addition, the Stock Connect program’s trading, clearance and settlement procedures are relatively untested in China, which could pose risks to the Fund. While overseas investors currently are exempt from paying capital gains or value added taxes on income

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and gains from investments in Stock Connect A Shares, these Chinese tax rules could be changed, which could result in unexpected tax liabilities for the Fund.

The Stock Connect program will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. There may be occasions when the Fund may be subject to the risk of price fluctuations of A Shares during the time when the Stock Connect program is not trading. Because of the way in which China A shares are held in Stock Connect, the Fund may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security, and may suffer losses in the event the depository of the SSE or the SZSE becomes insolvent. Only certain China A shares are eligible to be accessed through the Stock Connect program. Such securities may lose their eligibility at any time, in which case they presumably could be sold but could no longer be purchased through the Stock Connect program. The Stock Connect program is a relatively new program. Further developments are likely and there can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program are uncertain, and they may have a detrimental effect on the Fund’s investments and returns.

Performance

The Brandes Emerging Markets Value Fund, a series of Brandes Investment Trust, was the predecessor to the Fund (the “Predecessor Fund”). The Predecessor Fund reorganized into the Fund on August 5, 2024, following shareholder approval. The Fund commenced operations as of this date and assumed the financial and performance history of the Predecessor Fund. The following bar chart and table are intended to help you understand the risks of investing in the Fund. The Fund performance shown below is the performance of the Predecessor Fund until August 5, 2024, after which performance shown is that of the Fund. The Predecessor Fund was managed using investment policies, objectives, guidelines and restrictions that were substantially similar to those of the Fund. Prior to the reorganization, the Fund had not yet commenced operations. The bar chart and performance table below provide an indication of the risks of an investment in the Fund by showing how the Fund’s performance varied from year to year, and by showing how the Fund’s average annual returns compare with those of a broad-based securities market index, as required by relevant disclosure rules, and an additional index that the Fund believes better aligns with the Fund’s investment objective and strategies. Performance reflects contractual fee waivers in effect. If fee waivers were not in place, performance would be reduced. After-tax returns are shown for Class I shares only and will vary from the after-tax returns for other share classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.brandesfunds.com or by calling 1-800-395-3807 (toll free).

Year-by-Year Total Returns as of December 31, for Class I Shares

Best Quarter	4Q 2020	21.78%
Worst Quarter	1Q 2020	-34.10%

The Fund’s fiscal year end is March 31. The Fund’s most recent quarterly return (since the end of the calendar year) through March 31, 2025 was 4.86%.

Average Annual Total Returns for periods ended December 31, 2024

(Returns reflect applicable sales charges)

	1 Year	5 Year	10 Year
Class A Shares – Return Before Taxes	-2.12%	-0.96%	1.76%
Class C Shares – Return Before Taxes	2.09%	-0.41%	1.81%(1)
Class R6 Shares – Return Before Taxes	4.20%	0.57%	2.73%
Class I Shares – Return Before Taxes	4.01%	0.44%	2.59%
Return After Taxes on Distributions	3.51%	0.20%	2.37%
Return After Taxes on Distributions and Sale of Fund Shares	3.13%	0.61%	2.27%
MSCI Emerging Markets (Net Dividends) Index (reflects no deduction for fees, expenses or taxes)	7.50%	1.70%	3.64%
MSCI Emerging Markets Value Index[2] (reflects no deduction for fees, expenses or taxes)	4.51%	1.96%	2.81%

(1)

Class C shares automatically convert to Class A shares if held for 8 years. The Class C shares’ average annual total return for the 10-year period assumes that the Class C shares automatically converted to Class A shares 8 years after the start of the period.

(2)

Effective January 28, 2025, the Fund added the MSCI Emerging Markets Value Index as a secondary benchmark to compare the Fund’s average annual return to a benchmark that the Adviser believes better aligns with the Fund’s investment objective and strategies.

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Class R6 shares were first offered by the Predecessor Fund on July 11, 2016. Performance shown prior to the inception of Class R6 shares reflects the performance of Class I shares restated to reflect Class R6 expenses.

The “Return After Taxes on Distributions and Sale of Fund Shares” is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Management

Investment Adviser. Brandes Investment Partners, L.P.

Portfolio Managers	Position with Adviser	Managed this Fund Since*:
Gerardo Zamorano, CFA	Director, Investments Group, All-Cap Investment Committee Voting Member and Emerging Markets Investment Committee Voting Member	2024
Christopher J. Garrett, CFA	Director, Institutional Group and Emerging Markets Investment Committee Voting Member	2024
Louis Y. Lau, CFA	Director, Investments Group and Emerging Markets Investment Committee Voting Member	2024
Mauricio Abadia	Director, Investments Group and Emerging Markets Investment Committee Voting Member	2024

*	Each Portfolio Manager served as portfolio manager of the Predecessor Fund, which reorganized into the Fund on August 5, 2024.

Purchase and Sale of Fund Shares

You may purchase, redeem, or exchange Fund shares on any business day by written request via mail (Brandes Funds, c/o The Northern Trust Company, P.O. Box 4766, Chicago, IL 60680-4766), by wire transfer, by telephone at 1-800-395-3807, or through a financial intermediary. Class A and Class C shares may be purchased only through financial intermediaries.

Class and Type of Account	Minimum Initial Investment	Subsequent Minimum Investment
Classes A and C
Regular Accounts	$2,500	$500
Traditional and Roth IRA Accounts	$1,000	$500
Automatic Investment Plans	$500	$500
Class I	$100,000	$500
Class R6
Class R6 Eligible Plans(1)	$0	$0
Other R6 Eligible Investors(2)	$1,000,000	$0

(1)

Class R6 shares are generally available to employer sponsored retirement plans, including profit sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans, and plans described in Sections 401(k), 403(b) and 457 of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Class R6 shares are generally available only if plan level or omnibus accounts are held on the books of the Fund.

(2)

Certain other institutional or other investors, (e.g., endowments, foundations, states, counties, cities or their instrumentalities, insurance companies, trust companies, bank trust departments, etc.) may be eligible to purchase Class R6 shares.

Tax Information

The Emerging Markets Value Fund’s distributions are taxed as ordinary income, capital gains, or in certain cases qualified dividend income, unless you are investing through a tax-advantaged account, such as a 401(k) plan or an individual retirement account. Distributions on investments made through tax-advantaged accounts, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Emerging Markets Value Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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